Renewed, Reliable and Resilient First-Quarter 2024 Financial Results May 2, 2024

2 This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward- looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could," and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: uncertainties associated with the current and future economic environment, including economic growth rates, labor market conditions, inflation, supply chain delays, increased expenses, volatile capital markets, or other unpredictable effects; our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality (including large increases in ambient temperatures), the general economy or social conditions, customer, and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; the potential effects of climate change on our electric system, including as a result of weather extremes such as prolonged drought and high temperature variations in the area where APS conducts its business; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments, and proceedings; new legislation, ballot initiatives and regulation or interpretations of existing legislation or regulations, including those relating to environmental requirements, regulatory and energy policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs through our rates and adjustor recovery mechanisms, including returns on and of debt and equity capital investment; our ability to meet renewable energy and energy efficiency mandates and recover related costs; the ability of APS to achieve its clean energy goals (including a goal by 2050 of 100% clean, carbon-free electricity) and, if these goals are achieved, the impact of such achievement on APS, its customers, and its business, financial condition, and results of operations; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, or other catastrophic events, such as fires, explosions, pandemic health events or similar occurrences; the development of new technologies which may affect electric sales or delivery, including as a result of delays in the development and application of new technologies; the cost of debt, including increased cost as a result of rising interest rates, and equity capital and our ability to access capital markets when required; environmental, economic, and other concerns surrounding coal-fired generation, including regulation of GHG emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; our ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant landowners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in the most recent Pinnacle West/APS Form 10-K along with other public filings with the Securities and Exchange Commission, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. Forward Looking Statements

Operating Revenue less Fuel and Purchased Power 2022 GRC base rate impact $ 0.12 LFCR & 2019 GRC appeal outcome $ 0.12 Sales/Usage $ 0.11 All other $ 0.04 RES/DSM/EIS $ 0.01 Transmission $ (0.04) Weather $ (0.07) 1Q 2023 1Q 2024 1 Includes costs and offsetting operating revenues associated with renewable energy and demand side management programs, see sl ide 22 for more information. 2 Other, net benefit is primarily the gain on the sale of Bright Canyon Energy. See Note 14 in First Quarter 2024 Form 10-Q for more information. Operating Revenue less Fuel and Purchased Power1 O&M1 D&A Pension & OPEB non- service credits, net Interest, net AFUDC Other, net2 Income & other taxes 3 First-Quarter results impacted by customer growth and new rates

2024 EPS guidance

Key Factors and Assumptions (as of May 2, 2024)	2024
Adjusted gross margin (operating revenues, net of fuel and purchased power expenses, x/RES,DSM,CCT)[1] • Retail customer growth of 1.5%-2.5% • Weather-normalized retail electricity sales growth of 2.0%-4.0% • Includes 2.5%-3.5% contribution to sales growth of new large manufacturing facilities and several large data centers • Assumes normal weather	$2.93 – $3.00 billion
Adjusted operating and maintenance expense (O&M x/RES,DSM,CCT)[1]	$940 – $960 million
Other operating expenses (depreciation and amortization, and taxes other than income taxes)	$1.09 – $1.11 billion
Other income (pension and other post-retirement non-service credits, other income and other expense)	$58 – $64 million
Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC ~$96 million)	$320 – $340 million
Net income attributable to noncontrolling interests	$17 million
Effective tax rate	13.75% – 14.25%
Average diluted common shares outstanding	114.9 million
EPS Guidance	**$4.60 – $4.80**



[1] Excludes costs and offsetting operating revenues associated with renewable energy and demand side management programs. For reconciliation, see slide 22.

PINNACLE WEST CAPITAL CORPORATION

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2024 EPS guidance of $4.60-$4.80 key drivers1  New rates in effect March 8, 2024  Depreciation, amortization and property taxes due to higher plant in service  Retail customer growth of 1.5%-2.5%  2024 normal weather  Weather-normalized retail electricity sales growth of 2.0%-4.0% (includes 2.5%- 3.5% from large C&I)  Financing costs  LFCR & 2019 GRC appeal outcome  Operations and maintenance  BCE sale Long-term guidance and key drivers • Long-term EPS growth target of 5%-7% off 2024 midpoint • Retail customer growth of 1.5%-2.5% • Weather-normalized retail electricity sales growth of 4%-6% (includes 3%-5% from large C&I customers) 0.8% 4.2% 2.4% 1.5% 2.0%-4.0% 0% 1% 2% 3% 4% 5% 6% '20 '21 '22 '23 '24E Total Sales Growth 5 1 Arrows represent expected comparative year-over-year impact of each driver on earnings. Key drivers for 2024 EPS guidance

$6.85B $7.80B 2022-2025E 2023-2026E CapEx Profile $233 $285 $280 $385 $572 $565 $550 $590 $361 $340 $415 $420 $634 $760 $755 $655 2023 2024E 2025E 2026E APS Total 2024-2026 $6.0B Generation Transmission Distribution Other $1.80B $1.95B $2.00B $2.05B Source: 2024-2026 as disclosed in the First Quarter 2024 Form 10-Q One year ago Today 6 Capital plan to support reliability and continued growth within our service territory

Current Approved Rate Base and Test Year Detail End-of-Year Rate Base and Growth Guidance ACC FERC Rate Effective Date 03/08/2024 6/1/2023 Test Year Ended 6/30/20221 12/31/2022 Equity Layer 51.93% 50.3% Allowed ROE 9.55% 10.75% Rate Base $10.36B2 $2.0B $9.92 $13.5 $2.01 $2.6 2022 2023 2024 2025 2026 ACC FERC 7 Rate base $ in billions, rounded Projected 1 Derived from APS annual update of formula transmission service rates. 2 Represents unadjusted ACC jurisdictional rate base consistent with regulatory filings. 1 Adjusted to include post-test year plant in service through 06/30/2023. 2 Rate Base excludes $215M approved through Joint Resolution in Case No. E-01345A-19-0236. Generation spend through System Reliability Benefit Surcharge and transmission spend will total ~35% of tracked capital from 2024-2026 and help reduce regulatory lag Rate Base growing within our service territory

$886 $865-$875 $127 $125-$135 $46 $75-$85 2023 2024 O&M Guidance (millions) Planned Outages RES/DSM Core O&M 8 Operations & Maintenance Guidance • Reduced year-over-year core O&M excluding planned outages • Final planned major outage in Q4 2024 at Four Corners Unit 5 • Unit 4 final planned major outage in 2025 • Lean culture and declining O&M per MWh goal We are focused on cost control and customer affordability

Optimized financing plan to support balanced capital structure

2024-2026 Financing Plan



Approx.
$3B
Cash from Operations[1]
$1.7B-$1.9B
APS Debt[2]
$200M-400M
PNW Debt[2]
~$750M
PNW Equity
Approx.
$400M
Future PNW Capital
Approx.
$6B
Total Capital Investment

[1] Cash from operations is net of shareholder dividends.
[2] APS and PNW debt issuance is net of maturities.

Funding Strategy

- ✓ Successfully raised ~$750 million of external equity on a forward sale to support balanced APS capital structure and expanded, accretive investment
- Enhanced CapEx plan will require future financing matched to spend profile through 2026 (~40% of incremental CapEx in plan)
- Tools available for future PNW capital need include ATM and alternatives (e.g., hybrid securities)

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PINNACLE WEST CAPITAL CORPORATION

Balance Sheet Targets • Solid investment-grade credit ratings • APS equity layer >50% • PNW FFO/Debt range of 14%-16% Corporate Ratings Senior Unsecured Ratings Short-Term Ratings Outlook APS Moody’s Baa1 Baa1 P-2 Stable S&P BBB+ BBB+ A-2 Stable Fitch BBB+ A- F2 Stable Pinnacle West Moody’s Baa2 Baa2 P-2 Stable S&P BBB+ BBB A-2 Stable Fitch BBB BBB F3 Stable 10 1 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. Ratings are as of April 25, 2024. We are focused on maintaining healthy credit ratings to support affordable growth1

$0 $200 $400 $600 $800 $1,000 $1,200 2024 2026 2028 2030 2032 2034 2036 2038 2040 2042 2044 2046 2048 2050 APS Fixed APS Floating PNW Fixed PNW Floating($millions) As of March 31, 2024 11 Debt maturity profile shows well managed and stable financing plan

Appendix

$0.48 Weather 2024 vs 2023 Operating Revenue less Fuel and Purchased Power Net Effect of 2022 GRC $ 1.33 Retail Sales Growth $ 0.26 LFCR/2019 GRC appeal outcome $ 0.11 RES/DSM/PSA (Chemicals) $ 0.08 Other $ 0.02 Transmission $ (0.05) Weather $ (0.48) All other BCE Sale $ 0.10 Pension & OPEB non-service credits, net $ 0.01 Other, net $ (0.04) Miscellaneous & rounding $ (0.04) $1.27 Operating Revenue less Fuel and Purchased Power1 $(0.14) O&M1 $(0.47) D&A $(0.08) Other taxes $(0.32) Interest, net AFUDC $0.03 All other 2023 2024 (midpoint) $4.70 $4.41 1 Includes costs and offsetting operating revenues associated with renewable energy and demand side management programs, see sl ide 22 for more information. 13 2024 EPS Guidance of $4.60 - $4.80

Return on Equity 9.55% Fair Value Increment 0.25% Equity Ratio 51.93% Post Test-Year Plant 12 months + Four Corners ELG New Capital Tracking Mechanism System Reliability Benefit surcharge approved Existing Adjustors • Partial transfer of LFCR funds to base rates • PSA annual cap increase approved Total Base Rate Increase $491.7M Total Net Increase $253.4M Customer Net Impact on Day 1 8% 14 Key Components of Final Decision The 2022 rate case outcome was reasonable and constructive

Progress Pathway 2005 2019 2030 2050 Since 2020, have contracted over 5,000 MW of clean energy and storage to be in service for APS customers by end of 2025 Issued 2023 All-Source RFP for approximately 1,000 MW of reliable capacity, including at least 700 MW of renewable resources Successfully received approval of the System Reliability Benefit Surcharge that will expand our capacity to self-build generation to meet customer need with reduced lag 24% 50% 65% 100% 15 We are making progress towards our Clean Energy Commitment

2.1% 2.3% 2.4% 2.2% 2.1% 1.5%-2.5% 0% 1% 2% 3% 2019 2020 2021 2022 2023 2024E Residential Customer Growth1 APS Residential Growth Natn'l Avg.-Residential 16 • In 2023, Maricopa County was the fourth fastest-growing county in the nation • Phoenix housing is affordable compared to major cities in the region • Phoenix is ranked #1 out of 15 top growth markets for manufacturing by Newmark Group, a global real estate firm • Maricopa County leads the nation in attracting talent according to Lightcast, a global leader in labor market analytics Arizona economy continues to be robust and attractive 1 National average from 2023 Itron Annual Energy Survey Report. Arizona continues to be an attractive service territory with strong customer growth

Source: Arizona Commerce Authority 17 Arizona’s commercial and industrial growth is diverse

0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2021 Applications 2022 Applications 2023 Applications 2024 Applications 169 200 216 34 2021 2022 2023 2024 1 Monthly data equals applications received minus cancelled applications. As of March 31, 2024, approximately 178,285 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 1,583 MWdc of installed capacity. Excludes APS Solar Partner Program, APS Solar Communities, and Flagstaff Community Partnership Program. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Residential DG (MWdc) Annual Additions 18 Residential PV Applications

$15 $9 $16 $15 $17 $18 $21 $20 $12 $16 $0 $5 $10 $15 $20 $25 $30 $35 $40 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Renewable Energy Demand Side Management 2023 $127 Million 2024 $33 Million 1Renewable Energy and Demand Side Management expenses are substantially offset by adjustment mechanisms. Numbers may not foot due to rounding. ($ in millions pretax) 19 Renewable Energy & Demand Side Management expenses1

($1) Q1 Q2 Q3 Q4 Variances vs. Normal All periods recalculated to current 10-year rolling average (2013 – 2022). Numbers may not foot due to rounding. ($ in millions pretax) 2024 Total Weather Impact: $(1) Million 20 2024 gross margin effects of weather

Q2 Plant Unit Estimated Duration in Days West Phoenix CC5 55 Palo Verde 3 36 Q1 Plant Unit Actual Duration in Days Redhawk CC1 66 West Phoenix CC5 71 Q4 Plant Unit Estimated Duration in Days Palo Verde 2 36 Four Corners 5 66 Coal, Nuclear and Large Gas Planned Outages 21 2024 Planned Outage Schedule

2023 Actuals4 2024 Guidance4 Operating revenues1 $4.70 billion $4.92 - $5.02 billion Fuel and purchased power expenses1 $1.79 billion $1.85 - $1.89 billion Gross Margin $2.90 billion $3.06 - $3.13 billion Adjustments: Renewable energy and demand side management programs2 $129 million $125 - $135 million Adjusted gross margin $2.77 billion $2.93 - $3.00 billion Operations and maintenance1,3 $1.06 billion $1.07 - $1.09 billion Adjustments: Renewable energy and demand side management programs2 $127 million $125 - $135 million Adjusted operations and maintenance $932 million $940 - $960 million 22 1Line items from Consolidated Statements of Income. 2Includes $3.3M for CCT (Coal Community Transition) in 2023 and $3.3M in 2024 which is recovered through REAC (Renewable Energy Adjustment Charge). 3O&M per MWh was $35/MWh in 2023. 4Numbers may not foot due to rounding. Non-GAAP Measure Reconciliation

Case/Docket # Q1 Q2 Q3 Q4 2022 Rate Case: E-01345A-22-0144 Rates effective March 8 Procedural conference re: rehearing request April 26 Power Supply Adjustor (PSA) E-01345A-22-0014: 2024 PSA rate (no change from 2023) PSA application to be filed Nov. 27 Transmission Cost Adjustor E-01345A-22-0014: To be filed May 15; effective June 1 Lost Fixed Cost Recovery E-01345A-23-0228: 2023 LFCR effective May 1 2024 LFCR to be filed July 31 2024 LFCR effective date Nov. 1 (if approved) Resource Planning and Procurement: E-99999A-22-0046 Anticipated 2023 IRP acknowledgment 2024 RES Implementation Plan E-01345A-23-0193: 2024 REAC-1 effective (if approved) 2025 Plan to be filed July 1 Resource Comparison Proxy E-01345A-24-XXXX (TBD): Updated RCP filing to be filed May 1 Effective Sep. 1 (if approved) Test Year Rules (Regulatory Lag) AU-00000A-23-0012: Workshop held March 19th 2024 Financing Application E-01345A-24-XXXX (TBD) Equity infusion and Long-term debt application filed April 19 23 2024 Key Regulatory Dates

24 Consolidated Statistics 3 Months Ended March 31, 2024 2023 Incr (Decr) TOTAL OPERATING REVENUES (Dollars in Millions) Retail Residential $ 433 $ 410 23 Business 461 406 55 Total Retail 894 816 78 Sales for Resale (Wholesale) 27 96 (69) Transmission for Others 28 32 (4) Other Miscellaneous Services 3 2 1 Total Operating Revenues $ 952 $ 945 7 ELECTRIC SALES (GWH) Retail Residential 2,767 2,868 (101) Business 3,810 3,453 357 Total Retail 6,576 6,321 256 Sales for Resale (Wholesale) 1,334 1,046 288 Total Electric Sales 7,911 7,367 544 RETAIL SALES (GWH) - WEATHER NORMALIZED Residential 2,762 2,744 18 Business 3,830 3,483 347 Total Retail Sales 6,592 6,227 365 Retail sales (GWH) (% over prior year) 5.9% 3.6% 2.2% 3 Months Ended March 31, 2024 2023 Incr (Decr) AVERAGE ELECTRIC CUSTOMERS Retail Customers Residential 1,246,840 1,222,905 23,935 Business 143,677 142,425 1,252 Total Retail 1,390,517 1,365,330 25,187 Wholesale Customers 58 58 0 Total Customers 1,390,576 1,365,388 25,188 Total Customer Growth (% over prior year) 1.8% 2.0% (0.2)% RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer) Residential 2,215 2,244 (29) Business 26,655 24,453 2,202

25 Consolidated Statistics 3 Months Ended March 31, 2024 2023 Incr (Decr) ENERGY SOURCES (GWH) Generation Production Nuclear 2,549 2,507 42 Coal 1,990 2,068 (79) Gas, Oil and Other 1,410 1,785 (375) Renewables 230 93 138 Total Generation Production 6,179 6,453 (273) Purchased Power Conventional 621 568 53 Resales 41 54 (13) Renewables 824 618 206 Total Purchased Power 1,485 1,240 246 Total Energy Sources 7,664 7,692 (28) POWER PLANT PERFORMANCE Capacity Factors - Owned Nuclear 102% 101% 1% Coal 67% 71% (3)% Gas, Oil and Other 18% 23% (5)% Solar 28% 19% 9% System Average 44% 47% (4)% 3 Months Ended March 31, 2024 2023 Incr (Decr) WEATHER INDICATORS - RESIDENTIAL Actual Cooling Degree-Days - - - Heating Degree-Days 476 683 (207) Average Humidity 0% 0% 0% 10-Year Averages (2013 - 2022) Cooling Degree-Days - - - Heating Degree-Days 439 439 Average Humidity 0% 0% -